UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 4, 2023

GUERRILLA RF, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-56238	85-3837067
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2000 Pisgah Church Road Greensboro, NC	27455
(Address of principal executive offices)	(Zip Code)

(336) 510-7840
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 5, 2023, Guerrilla RF, Inc. (the “Company”) entered into an amended and restated loan agreement (the “Agreement”) with Salem Investment Partners V, Limited Partnership (“Salem”) in order to provide for additional advances of up to $4.0 million (the “Additional Advances”) to be made under the existing loan facility.  On September 6, 2023, the Company drew down $1.75 million of the Additional Advances, leaving up to $2.25 million available for future draws.

The Company also executed a Junior Tranche Multi-Draw Note, an Amended and Restated Senior Tranche Term Note, and an Amended and Restated Junior Tranche Term Note (collectively, the “Notes”) in connection with the Agreement.

The Additional Advances have an interest rate of 14.0% per annum, with payment of interest deferred until the April 30, 2024 maturity date of the Notes, i.e., “paid-in-kind”.  Additionally, the Company paid Salem a closing fee of $52,500 and has agreed to issue 660,000 shares of common stock to Salem as partial consideration for the Additional Advances.

The foregoing description of the Agreement and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the loan documents, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4, and incorporated herein by reference.

ITEM 2.03.  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.  The shares will be issued to Salem in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective September 4, 2023, the Company’s entire management team, including Ryan Pratt, CEO and Chairman of the Company, John Berg, the Company’s Chief Financial Officer, Mark Mason, the Company’s Chief Operating Officer, and Kellie Chong, the Company’s Chief Business Officer, have voluntarily reduced their salaries by 20% as part of a plan by the Company to reduce expenses and accelerate its path to profitability.

ITEM 8.01.  OTHER EVENTS

On September 6, 2023, the Company issued a press release, titled “First Production PO for SATCOM Market Securing Stronger Second Half 2023.”   A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated Loan Agreement, dated September 5, 2023, by and between Guerrilla RF, Inc., as Borrower, and Salem Investment Partners V, Limited Partnership as Lender and Collateral Agent*
10.2	Junior Tranche Multi-Draw Note, dated September 5, 2023, issued to Salem Investment Partners V, Limited Partnership
10.3	Amended and Restated Senior Tranche Term Note, dated September 5, 2023, issued to Salem Investment Partners V, Limited Partnership
10.4	Amended and Restated Junior Tranche Term Note, dated September 5, 2023, issued to Salem Investment Partners V, Limited Partnership
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K.  Guerrilla RF, Inc. hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUERRILLA RF, INC.

Date: September 7 , 2023	By:	/s/ Ryan Pratt
Ryan Pratt
Chief Executive Officer and Director